UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of Earliest Event Reported): July 29, 1998
                                                           -------------



                             WILLIAMS CONTROLS, INC.
                            ------------------------
               (Exact name of Company as specified in its charter)


          Delaware                   0-18083                     84-1099587
-----------------------------   -------------------          -------------------
(State or other jurisdiction   (Commission File No.)           (IRS Employer
jurisdiction of incorporation)                               Identification No.)




                   14100 S.W. 72ND Avenue, Portland, OR 97224
                   ------------------------------------------
                    (Address of Principal Executive Offices)


                                 (503) 684-8600
               --------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 4.   Change in Registrant's Certifying Accountant.

     (a) On July 29, 1998, Williams Controls, Inc. (the "Registrant") dismissed Horwath Gelfond Hochstadt Pangburn & Co. as its independent certified public accountant. There have been no adverse opinions, disclaimers of opinion or qualifications or modifications as to uncertainty, audit scope or accounting principles regarding the reports of Horwath Gelfond Hochstadt Pangburn & Co. on the Registrant's financial statements for either of the two most recent fiscal years or any subsequent interim period. The change of accountants was recommended and approved by the Audit Committee of the Board of Directors of the Registrant and ratified and approved by the Registrant's full Board of Directors. There were no disagreements with Horwath Gelfond Hochstadt Pangburn & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures leading to their dismissal.

     (b) Simultaneously with the dismissal of its former accountants, the Registrant approved and engaged Arthur Andersen LLP to act as its independent certified public accountant as successor to Horwath Gelfond Hochstadt Pangburn & Co. During the Registrant's two most recent fiscal years or subsequent interim periods the Registrant has not consulted Arthur Andersen LLP regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, or on any matter that was the subject of a disagreement or a reportable event.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  EXHIBITS

     16.1 Letter from Horwath Gelfond Hochstadt Pangburn & Co. dated July 30, 1998, addressed to the Securities and Exchange Commission.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.

                                                 WILLIAMS CONTROLS, INC.


Dated: July 31, 1998                             By /s/ Gerard A. Herlihy
                                                    ----------------------------
                                                    Gerard A. Herlihy,
                                                    Chief Administrative Officer
                                                    and Chief Financial Officer


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July 30, 1998

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  Williams Controls, Inc.

We were previously the principal accountants for Williams Controls, Inc. and, under the date of December 18, 1997, we reported on the consolidated financial statements of Williams Controls, Inc. and subsidiaries (the "Company") as of September 30, 1997 and 1996, and for each of the years in the three-year period ended September 30, 1997.

On July 29, 1998, our appointment as principal accountants was terminated. We have read the Company's statements included under Item 4 of its Form 8-K dated July 31, 1998, and we agree with the first, second and fourth sentences of section (a) of Item 4. We have no basis to agree or disagree with other statements of the registrant contained therein.
Very truly yours,



HORWATH GELFOND HOCHSTADT PANGBURN & CO.


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